===============================================================================

TO THE STOCKHOLDERS

During Seligman Quality Municipal Fund's second fiscal quarter, municipal bond yields rose in response to continued reports of the economy's strength, which reignited inflation concerns. This resulted in a price decline of municipal bonds in general, and in Seligman Quality Municipal Fund's net asset value in particular. However, the Fund continued to provide monthly income free from regular income tax to its Stockholders during the period. The Fund's investment results for Common Stockholders appear on page 3.

     Even though the economy has continued its expansion to date without provoking a significant increase in inflationary pressures, the Federal Reserve Board increased the federal funds rate -- the interest rate charged for interbank loans -- from 5.25% to 5.50% on March 25, due to concerns that strong consumer demand could lead to higher levels of inflation. Prior to this action, yields had already begun to rise, anticipating the event.

     Interest rates moved from 5.73% on January 31, 1997, to 5.87% on April 30, as measured by the Bond Buyer 20-Bond General Obligation Index, a benchmark for the municipal market. Since then, interest rates have been more stable as the Fed chose to leave rates unchanged at its May 21 meeting. However, municipal market participants remain alert for any signs of a resurgence in inflation, which would prompt another Fed move.

     Long-term municipal bonds continue to outperform other fixed-income investments due to encouraging municipal market fundamentals. We anticipate that municipal bonds will continue to provide investors with attractive yields compared with the after-tax yields of US Treasury bonds.

     Seligman Quality Municipal Fund's Annual Meeting was held on Thursday, May 15, in Boston, Massachusetts. All the proposals outlined in the proxy, which was mailed to Stockholders in April, were passed.

     On a final note, we have regretfully accepted Fred E. Brown's decision to formally retire from your Fund's Board of Directors. Mr. Brown has been elected Director Emeritus of the Board, and Seligman Quality Municipal Fund will still be able to benefit from his invaluable advice and counsel. Mr. Brown, who was Chairman and CEO of J. & W. Seligman from 1965 to 1988, joined your Fund's Board at its incorporation in 1990.

     A discussion with your Portfolio Manager, portfolio holdings, and financial statements follow this letter.

     We thank you for your continued interest in Seligman Quality Municipal Fund, and look forward to serving your investment needs in the many years to come.


By order of the Board of Directors,

/s/ William C. Morris
----------------------------------
William C. Morris
Chairman

                                                            /s/ Thomas G. Moles
                                                           --------------------
                                                                Thomas G. Moles
May 30, 1997                                                          President

===============================================================================

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

[PHOTO]

Seligman Municipals Team: (from left) Audrey Kuchtyak, Theresa Barion, Debra McGuinness, (seated) Eileen Comerford, Thomas G. Moles (Portfolio Manager)

Which economic factors affected Seligman Quality Municipal Fund in its second fiscal quarter?

Due to the enduring strength of the economy, yields in the municipal market rose from a low of 5.56% on February 20 to a high of 5.88% on April 10, first in anticipation, and then as a result of the Federal Reserve Board's March 25 decision to increase the federal funds rate to 5.50% from 5.25%. Although inflation has remained under control year-to-date, there is increasing concern that pressures are building in certain areas, particularly in the labor market.

Which market factors affected the Fund in the period?

The municipal market has been experiencing a record number of bond calls and redemptions, as older, higher-coupon bonds are retired by the states and municipalities that issued them. For 1997, it is estimated that the amount of bonds redeemed could approach the amount of new bonds issued, which would keep the total outstanding supply essentially unchanged. This slowdown in the growth of supply is having a beneficial impact on the municipal market. The supply slowdown is also the primary reason why the long end of the municipal market outperformed and exhibited greater stability than the US Treasury market during Seligman Quality Municipal Fund's second quarter.

What was your investment strategy?

This quarter, we anticipated that long-term municipal yields would remain in a narrow trading range. Therefore, we focused on maximizing yields by purchasing current coupon bonds -- bonds priced at or near their face value (par). In the absence of significant interest rate volatility, there was no incentive to purchase premium coupon bonds or discount coupon bonds. Additionally, our objective was to protect Seligman Quality Municipal Fund from excessive bond calls, which have the potential to reduce the Fund's yield when the call proceeds are reinvested at lower yields. To achieve this, the Fund's call exposure was continually reduced through the sale of shorter-call bonds and the purchase of longer-call bonds. (Callable bonds are bonds which are redeemable on specified dates and at specified prices -- prior to maturity -- at the option of the issuer.) As always, your Fund's Manager continued to perform in-depth credit analyses of all the Fund's municipal bonds to ensure the financial stability and the overall quality of the portfolio holdings.

What is the outlook?

Looking forward, we anticipate that positive municipal market fundamentals will further contribute to the market's relative stability versus other fixed-income sectors. However, the possibility exists that long-term municipal yields could rise if the economy fails to slow to an acceptable rate of growth. Nonetheless, we expect that any increase in long-term yields would be temporary and would present an opportunity for Seligman Quality Municipal Fund to purchase municipal bonds at lower prices and higher yields.

================================================================================
INVESTMENT RESULTS PER COMMON SHARE
--------------------------------------------------------------------------------

TOTAL RETURNS*
For Periods Ended April 30, 1997


                                                                                                   Average Annual
                                                                                  -----------------------------------------------
                                                                                                                          Since
                                               Three               Six              One              Five               Inception
                                              Months             Months            Year              Years              11/29/91
                                              ------             ------            ----             -------             --------
            Market Price                     (0.12)%             3.50%            15.12%             7.59%                6.30%

            Net Asset Value                   0.56               1.59              7.77              9.19                 8.47


PRICE PER SHARE
                                          April 30, 1997                January 31, 1997                October 31, 1996
                                          --------------                ----------------                ----------------
            Market Price                     $14.125                         $14.375                         $14.25

            Net Asset Value                   14.77                           14.93                           15.18


DIVIDEND AND CAPITAL GAIN INFORMATION
For the Six Months Ended April 30, 1997

                                                                                    Capital Gain
                                                                    ---------------------------------------------
                                         Dividends Paid**            Paid           Realized          Unrealized+
                                         --------------              ----           --------          ----------
                                             $0.4692                $0.154            $0.268            $0.967


ANNUAL DISTRIBUTION RATE
The annual distribution rate based on current market price at April 30, 1997, was 6.64%, which is equivalent to a taxable yield of 10.61% based on the maximum federal tax rate of 39.6%.

            ------------------------------------------------------

* These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

** Preferred Stockholders were paid dividends at annual rates ranging from 3.25% to 5.05%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders is taxable as ordinary income.

+ Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 1997.

--------------------------------------------------------------------------------


===================================================================================================================================
PORTFOLIO OF INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
               Percent of Net
                Investment         Face                                                                   Ratings
State             Assets          Amount                        Municipal Bonds                         Moody's/S&P+   Market Value
-----------------------------------------------------------------------------------------------------------------------------------
Alaska              3.0          $1,275,000    Alaska Housing Finance Corporation (Collateralized
                                                  Mortgage Obligation), 7.05% due 6/1/2025 ............   Aaa/AAA      $  1,335,103
                                  1,720,000    Alaska Housing Finance Corporation (Collateralized
                                                  Veterans' Mortgage Program), 6 1/2% due 6/1/2034 .....   Aaa/AAA        1,748,363
California         12.7           5,000,000    San Francisco City and County Airport Commission
                                                  International Airport Rev., 5.80% due 5/1/2021* .....   Aaa/AAA         4,892,300
                                  2,750,000    San Joaquin Hills Transportation Corridor Agency Rev.
                                                  (Senior Lien Toll Road), 6 3/4% due 1/1/2032 .........    NR/NR         2,871,578
                                  5,000,000    University of California Regents Rev. (Multiple
                                                  Purpose Project), 6 3/8% due 9/1/2024 ................   Aaa/AAA        5,248,400
Georgia             3.0           3,000,000    Atlanta Airport Facilities Rev., 6 1/4% due 1/1/2021* ...  Aaa/AAA         3,061,230
Hawaii              1.9           1,750,000    Hawaii State Airports System Rev., 7% due 7/1/2020* ....   Aaa/AAA         1,895,495
Illinois            3.2           3,000,000    Regional Transportation Authority GOs,
                                                  6.70% due 11/1/2011 .................................   Aaa/AAA         3,248,880
Kansas              3.2           3,000,000    Burlington Pollution Control Rev. (Kansas Gas and
                                                  Electric Company Project), 7% due 6/1/2031 ..........   Aaa/AAA         3,241,500
Louisiana           3.2             970,000    Louisiana Public Facilities Authority Hospital Rev.
                                                  (Southern Baptist Hospitals Inc. Project),
                                                  8% due 5/15/2012 ....................................   NR/AAA          1,135,705
                                  2,000,000    Louisiana Public Facilities Authority Hospital Rev.
                                                  (Our Lady of Lourdes Regional Medical Center
                                                  Project), 6.45% due 2/1/2022 ........................   Aaa/AAA         2,106,800
Massachusetts       7.2           4,000,000    Massachusetts Health & Educational Facilities
                                                  Authority Rev. (New England Medical Center),
                                                  6 5/8% due 7/1/2025 ..................................   Aaa/AAA        4,263,880
                                  3,000,000    Massachusetts Housing Finance Agency Rev.
                                                  (Residential Development), 6 7/8% due 11/15/2021 .....   Aaa/AAA        3,148,860
Montana             5.6           2,220,000    Forsyth Pollution Control Rev. (Puget Sound
                                                  Power & Light Co.), 7 1/4% due 8/1/2021* .............   Aaa/AAA        2,413,762
                                  1,620,000    Montana State Board of Investments Payroll Tax
                                                  Rev. (Workers' Compensation Program),
                                                  6 7/8% due 6/1/2020 ..................................   Aaa/AAA        1,773,220
                                    845,000    Montana State Board of Investments Payroll Tax
                                                  Rev. (Workers' Compensation Program),
                                                  6 7/8% due 6/1/2020 ..................................   Aaa/AAA          924,920
`                                   535,000    Montana State Board of Investments Payroll Tax
                                                  Rev. (Workers' Compensation Program),
                                                  6 7/8% due 6/1/2020 ..................................   Aaa/AAA          585,600

===================================================================================================================================
                                                                                                                     APRIL 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
               Percent of Net
                Investment         Face                                                                   Ratings
State             Assets          Amount                        Municipal Bonds                         Moody's/S&P+   Market Value
-----------------------------------------------------------------------------------------------------------------------------------
New York           18.2          $3,000,000    Metropolitan Transportation Authority Rev.
                                                  (Commuter Facilities), 6.10% due 7/1/2026 ...........   Aaa/AAA      $  3,070,470
                                  2,000,000    Metropolitan Transportation Authority Rev.,
                                                  (Transit Facilities), 6.10% due 7/1/2026 ............   Aaa/AAA         2,046,980
                                  5,000,000    New York City GOs, 6 1/4% due 4/15/2027 .................  Baa1/BBB+       4,979,700
                                  5,125,000    New York State Thruway Authority Rev.,
                                                  6% due 1/1/2025 .....................................   Aaa/AAA         5,180,657
                                  3,000,000    New York State Local Government Assistance
                                                  Corporation, 7% due 4/1/2021 ........................   Aaa/AAA         3,298,770
Pennsylvania        9.6           2,500,000    Allegheny County Airport Rev. (Greater Pittsburgh
                                                  International Airport), 6.80% due 1/1/2010* .........   Aaa/AAA         2,684,725
                                  2,000,000    Allegheny County Airport Rev. (Greater Pittsburgh
                                                  International Airport), 6 5/8% due 1/1/2022* .........   Aaa/AAA        2,088,860
                                  5,000,000    Philadelphia Airport Rev., 6.10% due 6/15/2025* ........   Aaa/AAA         5,040,900
South Carolina      8.7           4,000,000    South Carolina Public Service Authority Rev. (Santee
                                                  Cooper), 6.10% due 7/1/2027 .........................   Aaa/AAA         4,057,480
                                  4,500,000    South Carolina State Ports Authority Rev., 6 3/4% due
                                                  7/1/2021* ...........................................   Aaa/AAA         4,792,275
Texas               1.8           1,730,000    Texas State Veterans' Housing Assistance GOs,
                                                  6.80% due 12/1/2023* ................................    Aa/AA          1,794,685
Virginia            3.6           3,500,000    Virginia Housing Development Authority (Multi-
                                                  Family Housing), 7% due 11/1/2012 ...................   Aa1/AA+         3,718,575
Washington          6.9             860,000    Douglas County Public Utilities District #1
                                                  Hydroelectric Rev., 7.80% due 9/1/2018* .............    A/A+             932,429
                                  5,000,000    King County Sewer GOs, 6 1/8% due 1/1/2033 ..............   Aaa/AAA        5,078,300
                                  1,000,000    Municipality of Metropolitan Seattle Sewer Rev.,
                                                  6.60% due 1/1/2032 ..................................   Aaa/AAA         1,079,790
Wisconsin           4.1           4,000,000    Wisconsin Housing & Economic Development
                                                  Authority Housing Rev., 6.85% due 11/1/2012 .........   Aaa/AAA         4,197,600
-                                                                                                                      ------------
Total Municipal Bonds (Cost $93,449,245)-- 95.9% .................................................................       97,937,792
Short-Term Holdings (Cost $2,100,000)-- 2.0% .....................................................................        2,100,000
Other Assets Less Liabilities-- 2.1% .............................................................................        2,127,206
                                                                                                                      -------------
Net Investment Assets-- 100.0% ...................................................................................     $102,164,998
                                                                                                                       ============
------------------------
+ Ratings have not been audited by Deloitte &Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

                                                                                                                                  5


===================================================================================================================================

STATEMENT OF ASSETS AND LIABILITIES                                                             APRIL 30, 1997

Assets:
Investments at value:
    Long-term holdings (cost $93,449,245).......................................   $97,937,792
    Short-term holdings (cost $2,100,000).......................................     2,100,000    $100,037,792
                                                                                   -----------
Cash............................................................................                        98,053
Interest receivable.............................................................                     2,104,490
Receivable for securities sold..................................................                        30,000
Expenses prepaid to stockholder service agent...................................                        21,724
Other...........................................................................                        14,531
                                                                                                  ------------
Total Assets....................................................................                   102,306,590
                                                                                                  ------------
Liabilities:
Accrued expenses, taxes, and other..............................................                       141,592
                                                                                                  ------------
Net Investment Assets...........................................................                   102,164,998
Preferred Stock.................................................................                    33,600,000
                                                                                                  ------------
Net Assets for Common Stock ....................................................                  $ 68,564,998
                                                                                                  ============
Net Assets per Share of Common Stock (Market value $14.125).....................                        $14.77
                                                                                                        ======
Composition of Net Investment Assets:
Preferred Stock  Series TH,  $.01 par value,  liquidation  preference  and asset coverage per share--$50,000 and $152,031, respectively; Shares
    authorized and outstanding--1,000 and 672, respectively.....................                  $ 33,600,000
Common Stock, $.01 par value:  Shares authorized-- 49,999,000; issued
    and outstanding-- 4,643,477.................................................                        46,435
Additional paid-in capital......................................................                    62,987,779
Dividends in excess of net investment income....................................                      (207,202)
Undistributed net realized gain.................................................                     1,249,439
Net unrealized appreciation of investments......................................                     4,488,547
                                                                                                  ------------
Net Investment Assets...........................................................                  $102,164,998
                                                                                                  ============
----------------------------
See Notes to Financial Statements.



====================================================================================================

STATEMENT OF OPERATIONS                                      For the Six Months Ended April 30, 1997

Investment Income:
Interest.......................................................                           $3,098,372

Expenses:
Management fee.................................................      $  332,022
Stockholder account and registrar services.....................          62,124
Auction agent fee..............................................          41,926
Auditing and legal fees........................................          36,510
Stockholder reports and communications.........................          27,040
Custody and related services...................................          14,575
Stockholders' meeting..........................................          14,000
Directors' fees and expenses...................................           6,596
Miscellaneous..................................................           5,045
                                                                     ----------
Total Expenses.................................................                              539,838
                                                                                          -----------
Net Investment Income..........................................                            2,558,534*
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments...............................       1,246,048
Net change in unrealized appreciation of investments...........      (2,246,201)
                                                                     ----------
Net Loss on Investments........................................                           (1,000,153)
                                                                                          ----------
Increase in Net Investment Assets from Operations..............                           $1,558,381
                                                                                          ==========
-------------
* Net investment income available for Common Stock is $1,984,485, which is net of Preferred Stock dividends.
See Notes to Financial Statements.

                                                                               7

===================================================================================================================

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
                                                                               Six Months Ended       Year Ended
                                                                                April 30, 1997     October 31, 1996
                                                                                -------------      ----------------
Operations:
Net investment income .........................................................  $   2,558,534      $   5,169,116
Net realized gain on investments ..............................................      1,246,048            716,096
Net change in unrealized appreciation of investments ..........................     (2,246,201)          (415,682)
                                                                                 -------------      -------------
Increase in net investment assets from operations .............................      1,558,381          5,469,530
                                                                                 -------------      -------------
Distributions to Stockholders:
Net investment income:
    Preferred Stock, Series TH (per share: $854.24 and $1,844.31) .............       (574,049)        (1,239,376)
    Common Stock (per share: $.4277 and $.8951) ...............................     (1,984,485)        (4,151,518)
                                                                                 -------------      -------------
    Total .....................................................................     (2,558,534)        (5,390,894)
Dividends in excess of net investment income
    (per share: $.0415 and $.0433) ............................................       (192,558)          (200,782)
Net realized gain on investments:
    Common Stock (per share: $.154 and $.103) .................................       (713,041)          (477,034)
                                                                                 -------------      -------------
Decrease in net investment assets from distributions ..........................     (3,464,133)        (6,068,710)
                                                                                 -------------      -------------
Capital Share Transactions:
Value of shares of Common Stock issued for investment plan
    (35,241 and 74,829 shares) ................................................        507,208          1,046,819
Value of shares of Common Stock issued in payment of gain
    distribution (10,157 and 6,982 shares) ....................................        145,346             99,912
Cost of shares purchased for investment plan
    (44,800 and 82,300 shares) ................................................       (650,150)        (1,162,776)
                                                                                 -------------      -------------
Increase (decrease) in net investment assets from capital share transactions ...         2,404            (16,045)
                                                                                 -------------      -------------
Decrease in net investment assets ..............................................    (1,903,348)          (615,225)

Net Investment Assets:
Beginning of period ............................................................   104,068,346        104,683,571
                                                                                 -------------      -------------
End of period (including dividends in excess of net investment
    income of $207,202 and $14,644, respectively) .............................  $ 102,164,998      $ 104,068,346
                                                                                 =============      =============

---------------------
See Notes to Financial Statements.

================================================================================

NOTES TO FINANCIAL STATEMENTS

1. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, and realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997, amounted to $16,680,615 and $18,600,870, respectively.

     At April 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $4,653,645 and $165,098, respectively.

3. Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

     The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended April 30, 1997, 44,800 shares were purchased in the open market at a cost of $650,150, which represented a weighted average discount of 3.79% from the net asset value of those acquired shares. A total of 45,398 shares were issued to Plan participants during this period for proceeds of $652,554, a discount of 3.27% from the net asset value of those shares.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the six months ended April 30, 1997.

4. The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

    The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accu-

===============================================================================
mulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

     Dividends on Preferred Shares are cumulative at a rate established at the initial public offering and are typically reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. J. &W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund's average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $45,356 for stockholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     Fees of $7,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a retired member of which firm is a director of the Fund.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the de-ferred balances. The cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at April 30, 1997, of $15,797 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

===============================================================================

FINANCIAL HIGHLIGHTS

The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount.

     "Total investment return for period" measures the Fund's performance but assumes investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares. Total returns for periods of less than one year are not annualized.

     The ratios of expenses to average net assets and net investment income to average net assets for all periods presented do not reflect the effect of dividends paid to Preferred Stockholders.





                                              Six Months                     Year Ended October 31,                       11/29/91*
                                                Ended        --------------------------------------------------              to
PER SHARE OPERATING PERFORMANCE:               4/30/97        1996          1995           1994            1993           10/31/92
                                             ----------       -----        -----           -----           ----           --------
Net asset value, beginning
   of period ..............................     $15.18       $15.31        $13.76          $16.49          $14.05          $14.06
                                               -------       ------       -------          ------          ------           -------
Net investment income** ...................       0.55         1.12          1.13            1.13            1.13            0.96
Net realized and unrealized
   investment gain (loss) .................      (0.22)        0.06          1.72           (2.45)           2.46            0.29
                                                -------      ------       -------          ------          ------         -------
Increase (decrease) from investment
   operations .............................       0.33         1.18          2.85           (1.32)           3.59            1.25
Dividends paid from net investment
   income on Preferred Stock ..............      (0.12)       (0.27)        (0.29)          (0.20)          (0.19)          (0.14)
Dividends paid from net investment
   income on Common Stock .................      (0.43)       (0.90)        (0.94)          (0.94)          (0.94)          (0.70)
Dividends in excess of net investment
   income paid on Common Stock ............      (0.04)       (0.04)           --              --              --              --
Distribution from net realized gain .......      (0.15)       (0.10)        (0.07)          (0.27)          (0.02)             --
Offering costs of Common Stock ............         --           --            --              --              --           (0.21)
Offering costs of Preferred Stock .........         --           --            --              --              --           (0.08)
Preferred Stock underwriting discount .....         --           --            --              --              --           (0.13)
                                               -------       ------       -------          ------          ------         -------
Net increase (decrease) in net
   asset value ............................      (0.41)       (0.13)         1.55           (2.73)           2.44           (0.01)
                                               -------       ------       -------          ------          ------         -------
Net asset value, end of period ............     $14.77       $15.18        $15.31          $13.76          $16.49          $14.05
                                               =======       ======       =======          ======          ======         =======
Market value, end of period ...............     $14.125       $14.25       $13.625         $11.50          $15.75          $14.125
                                                =======       ======       =======         ======          ======          =======
--------------------------
See page 12 for footnotes.

                                                                              11

===================================================================================================================================

Financial Highlights (continued)
                                              Six Months                                                                  11/29/91*
                                                Ended        -----------------------------------------------------           to
Total Investment Return for Period:             4/30/97        1996            1995         1994             1993         10/31/92
                                              ----------     -------        --------      ---------        -------        --------
Based upon market value ....................     3.50%        12.62%           27.87%     (20.50)%          18.79%         (1.90)%
Based upon net asset value .................     1.59%         6.77%           20.09%      (9.15)%          25.03%           5.01%
Ratios/Supplemental Data:**
Expenses to average net assets .............     1.06%         1.11%            1.08%        1.11%           1.17%           0.94%+
Net investment income to average
   net assets ..............................     5.00%         4.98%            5.19%        5.06%           4.96%           6.17%+
Portfolio turnover rate ....................    16.79%        14.05%            8.63%       12.36%          10.69%           9.33%
Net investment assets, end of period
    (000s omitted):
   For Common Stock ........................  $ 68,565      $ 70,468         $ 71,084      $63,906        $ 76,588         $65,262
   For Preferred Stock .....................    33,600        33,600           33,600       33,600          33,600          33,600
                                              --------      --------         --------      -------        --------         -------
Total net investment assets ................  $102,165      $104,068         $104,684      $97,506        $110,188         $98,862
                                              ========      ========         ========      =======        ========         =======
-----------------------
   *Commencement of operations.
  **During the period  November 29, 1991, to October 31, 1992,  had the Manager,
    at its  discretion,  not  waived a  portion  of its fee,  the per  share net investment  income would have been $0.94. The annualized  ratios of expenses to average net assets and net investment  income to average net assets would have been 1.11% and 6.00%, respectively.
   +Annualized.
See Notes to Financial Statements.

12

===============================================================================

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOOLDERS,
SELIGMAN QUALITY MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Quality Municipal Fund, Inc. as of April 30, 1997, the related statements of operations for the six months then ended and of changes in net investment assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned at April 30, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of April 30, 1997, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
May 30, 1997

===============================================================================

BOARD OF DIRECTORS

FRED E. BROWN
Director Emeritus
Director and Consultant,
    J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
Dean, Fletcher School Of Law And Diplomacy
    at Tufts University
Director, USLIFE Corporation

ALICE S. ILCHMAN 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

JOHN E. MEROW
Retired Chairman and Senior Partner,
    Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
Director Or Trustee,
  Various Organizations

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board,
    J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

JAMES Q. RIORDAN 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

RICHARD R.SCHMALTZ 1
Managing Director,
    J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

ROBERT L. SHAFER 3
Director or Trustee,
  Various Organizations

JAMES N. WHITSON 2
Executive Vice President and Director,
    Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
President, J. & W. Seligman & Co. Incorporated
Chairman and President, Seligman Data Corp.

-------------------

Member      1 Executive Committee
            2 Audit Committee
            3 Director Nominating Committee

===============================================================================

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT

AUDREY G. KUCHTYAK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

-------------------------------------------------------------------------------

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 622-4597          24-Hour Automated Telephone Access Service
(800) 874-1092          Stockholder Services

                      Seligman Quality Municipal Fund, Inc.
                                   Managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

                                                                    CESQF3b 4/97


                                    SELIGMAN
                               ===================
                                     QUALITY
                               ===================
                                    MUNICIPAL
                                   FUND, INC.


                                    [PHOTO]

                                     [LOGO]

                                 Mid-Year Report
                                 April 30, 1997